Filed Pursuant to Rule 497(e)
Securities Act File No. 333-134979
Investment Company Act File No. 811-21908

Invested in meaningful change

THE BLUE FUND GROUP

THE BLUE LARGE CAP FUND

THE BLUE SMALL CAP FUND

Supplement dated August 16, 2007

to the

Prospectus and Statement of Additional Information dated April 30, 2007

Effective as of August 1, 2007, BISYS Fund Services Ohio, Inc. ("BISYS"), the Funds' administrator, fund accounting agent and transfer agent, was re-named Citi Fund Services Ohio, Inc. following the acquisition of The BISYS Group, Inc., the parent company of BISYS, by a subsidiary of Citibank N.A.  All references to BISYS Fund Services Ohio, Inc. in the Prospectus and Statement of Additional Information are hereby replaced with Citi Fund Services Ohio, Inc.  No changes have been made with respect to the addresses stated in the Prospectus and Statement of Additional Information.

BLU-SP 0807